Supplement dated May 28, 2014
to
Prospectus dated April 28, 2014

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated April 28, 2014 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to update the description of the term of the offering in the Prospectus.
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QUESTIONS AND ANSWERS ABOUT THIS OFFERING

This supplement replaces the question and related answer under the question “How long will this offering last?” on page 21 of the Prospectus with the following:

Q:	How long will this offering last?

A:
This is a continuous offering of our shares as permitted by the federal securities laws. We have filed and will continue to file post-effective amendments to the registration statement of which this prospectus is a part that are subject to SEC review, to allow us to continue this offering through June 4, 2015. Generally, state registrations are for a period of one year. We may be required to discontinue selling shares in any state in which our registration is not renewed or otherwise extended annually. We may terminate the offering at any time.

PLAN OF DISTRIBUTION

This supplement replaces the first paragraph in the section entitled “Plan of Distribution - General” on page 118 of the Prospectus with the following:

We are offering a maximum of 150,000,000 shares of our common stock to the public at a current offering price of $10.00 per share, except as provided below, through Hines Securities, Inc., the dealer manager. The shares are being offered on a “best efforts” basis, which means generally that the dealer manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The offering of shares of our common stock initially was to terminate on or before June 4, 2014, which date is two years after the effective date of this offering. On May 27, 2014, our board of directors elected to extend our offering period to June 4, 2015. This offering must be registered in every state in which we offer or sell shares.